                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-08333

                             Nuveen Investment Trust II
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           --------------

                      Date of fiscal year end: July 31st
                                               ---------

                      Date of reporting period: January 31st, 2004
                                                ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

--------------------------------------------------------------------------------


Nuveen Investments Equity Funds
--------------------------------------------------------------------------------
                                               Semiannual Report dated January
                                               31, 2004
                                             -----------------------------------

For investors seeking long-term capital appreciation.

                                    [GRAPHIC]




Nuveen NWQ International Value Fund
Nuveen Rittenhouse Growth Fund



[LOGO] Nuveen Investments

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                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Dear Shareholder,

Throughout most of the period covered by this report, your Fund benefited from a rising market. The Nuveen NWQ International Value Fund provided an attractive total return compared to its benchmarks, while the Nuveen Rittenhouse Growth Fund also posted a positive total return for the period, but lagged behind several widely watched equity indexes. For more details about your Fund's performance, please see the Portfolio Manager's Comments and Fund Spotlight sections of this report.

With the recent gains in the market, it is natural for some investors to consider increasing or decreasing their positions in particular investments. While we encourage you to take a strong interest in the performance of your investment portfolio, we urge you to discuss any investment changes with your financial advisor before you act. We remain convinced that maintaining a well-balanced portfolio, structured and monitored with the help of an investment professional, is an important way to help you reduce overall investment risk and position yourself to achieve your long-term financial goals. In this context, your Nuveen Fund can be an important building block in a portfolio crafted to perform well through a variety of market conditions.

I'd also like to direct your attention to the inside front cover of this report, which explains the quick and easy process to begin receiving Fund reports like this via e-mail and the internet. Thousands of Nuveen Fund shareholders already have signed-up, and they are getting their Fund information faster and helping to lower fund expenses. I urge you to consider joining them.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

March 15, 2004

[PHOTO]

Timothy R. Schwertfeger

  "We remain convinced that maintaining a well-balanced portfolio, ... is an important way to help you reduce overall investment risk ..."



                          Semiannual Report | Page 1

Portfolio Manager's Comments

Nuveen NWQ International Value Fund

We recently spoke with Paul J. Hechmer, the portfolio manager for the Nuveen NWQ International Value Fund. Paul is a senior vice president of NWQ Investment Management Company, LLC (NWQ), of which Nuveen Investments, Inc. owns a controlling interest. Paul offered his thoughts on general economic and market conditions and the performance of the Fund during the period ended January 31, 2004.


What kind of market environment did the Fund encounter during the period ended January 31, 2004?

As in the United States, stock markets around the world performed extremely well during the six month period. Investors continued to react favorably to the steadily improving global economy. Whether in Europe, Asia or Latin America, stock markets in virtually every country gained significant ground. Largely because of the impact of the weak American dollar, most foreign markets, when translated into U.S. dollars, outperformed the U.S. stock market during the period. Emerging markets such as Brazil and India did especially well, as investors seemingly looked for higher-risk opportunities offering increased growth potential.

During the first part of the period, equity investors continued to favor stocks in a broad variety of sectors, taking advantage of still-attractive valuations after several years of weak market performance. As the period progressed, however, many investors narrowed their focus in search of greater gains.

How did the Fund perform in this environment?

The table on the next page shows the Fund's total return as well as the performance of relevant benchmarks for the 12 months ended January 31, 2004.

The Fund enjoyed strong total return performance on an absolute basis. It also performed well relative to its benchmark, the MSCI EAFE Index, and its peers, as measured by the Lipper International Funds Index. The Fund's total return performance was generated by our positioning of the portfolio to benefit from the economic and stock market recovery. Also helping the Fund was our position in materials stocks, many of which were successful performers.

What was your management approach during the period?

The Fund invests primarily in U.S.-traded American Depositary Receipts (ADRs) and similar securities. ADRs are traded on U.S. exchanges and are priced in dollars, adding to the ease and transparency of trading.

As the period began, the Fund was still positioned somewhat to take advantage of oversold stocks. This translated, for example, into owning stocks in the technology and materials sectors. But as the market continued to power ahead, we believed it was prudent to gradually make the Fund more defensive.

This belief led us to eliminate our position in certain strongly performing securities whose valuations we believed had risen too far too fast. For example, we sold some of our technology holdings, and scaled back our weighting in the materials sector as well as in some of our emerging markets stocks.

In their place, we added to the Fund's exposure to Japanese companies, especially in the fourth quarter of 2003 when the Japanese market cooled and we identified what we thought were potential value opportunities. We believed that these investments would benefit from Japan's continued emergence from a long recession.

We also added to our holdings in oil stocks, many of which did poorly during most of this reporting period because analysts expected an eventual fall in oil prices. But we believed continued weakness in


The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.


                          Semiannual Report | Page 2
the dollar could maintain oil prices at current high levels. What's more, we believed that the risk of a price drop was already sufficiently reflected in the stocks' valuations.

Class A Shares--
One-Year Total Returns on NAV as of 1/31/04
--------------------------------------------------------------------------------

                   Nuveen NWQ International Value Fund 47.72%
                   Lipper International Funds Index/1/ 44.20%
                   MSCI EAFE Index/2/                  46.47%

Performance figures are quoted for Class A shares at net asset value. Current performance may be more or less than the performance shown.
--------------------------------------------------------------------------------

Another way we looked to make the Fund more defensive was to increase its weighting in Asian telecommunication companies, which we favored because of the stocks' attractive valuations. We also saw investing in these securities as an indirect way to benefit from a potentially strengthening Chinese currency.

What were some of the stocks whose performance helped the Fund during the reporting period?

Materials stocks performed well for the Fund, thanks in part to the influence of the weak U.S. dollar, and the continued worldwide economic recovery. In particular, the portfolio was helped by positions in WMC Resources, an Australian mining company; Alumina, an Australian aluminum company spun off from WMC; and Companhia Vale do Rio Doce (CVRD), the world's leading miner of iron ore. After a significant run-up, we sold our stake in CVRD prior to the end of the period but continued to own WMC and Alumina.

With the strengthening of Japan's economy, many of the Fund's Japanese holdings also boosted results. Among the stocks helping the Fund during the period were Kirin Brewery, one of the world's largest brewers; Kyocera, a maker of electronics components and consumer products; and Makita, a power tools manufacturer.

What were some of the stocks whose performance hurt the Fund during the period?

In a period of positive stock performance, few of our portfolio holdings lost significant ground. However, some of our investments had a negative impact on the Fund's relative performance. For example, some of our most defensive investments, such as those in the utility sector, lagged the market in an environment in which investors favored stocks with greater growth potential.
Two stocks that trailed our expectations during the period were United Utilities, a U.K.- based provider of water, electricity, and telecommunications services, and CLP Holdings, a large electricity provider based in Hong Kong. Another relative underperformer was Dutch chemical company DSM, which was hurt by a deteriorating business environment for some of the firm's operating units.
--------------------------------------------------------------------------------
1 The Lipper International Funds Index represents the average return of the 30 largest funds in the Lipper International Funds Category. The return assumes reinvestment of dividends and does not reflect any sales charges. An index is not available for direct investment.
2 The Morgan Stanley Capital International (MSCI) EAFE Index (Europe,
  Australasia, Far East) is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 21 countries, excluding the U.S. & Canada. An index is not available for direct investment.



                          Semiannual Report | Page 3

--------------------------------------------------------------------------------
  Fund Spotlight as of 1/31/04               Nuveen NWQ International Value Fund
================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $19.78   $19.20   $19.21   $19.84
         --------------------------------------------------------------
         Inception Date             12/20/99 12/20/99 12/20/99 12/20/99
         --------------------------------------------------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses among share classes. Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                        Average Annual Total Returns as of 1/31/04

                        A Shares                           NAV      Offer
                        ----------------------------------------------------
                        1-Year                          47.72%     39.27%
                        ----------------------------------------------------
                        Since Inception                 -0.05%     -1.48%
                        ----------------------------------------------------

                        B Shares                      w/o CDSC     w/CDSC
                        ----------------------------------------------------
                        1-Year                          45.88%     41.88%
                        ----------------------------------------------------
                        Since Inception                 -0.92%     -1.40%
                        ----------------------------------------------------

                        C Shares                           NAV
                        ----------------------------------------------------
                        1-Year                          46.07%
                        ----------------------------------------------------
                        Since Inception                 -0.90%
                        ----------------------------------------------------

                        R Shares                           NAV
                        ----------------------------------------------------
                        1-Year                          47.38%
                        ----------------------------------------------------
                        Since Inception                  0.07%
                        ----------------------------------------------------

                        Top Five Sectors/1/
                        Consumer Discretionary                     20.68%
                        ----------------------------------------------------
                        Consumer Staples                           14.86%
                        ----------------------------------------------------
                        Industrials                                11.97%
                        ----------------------------------------------------
                        Utilities                                  11.42%
                        ----------------------------------------------------
                        Telecommunication Services                 10.24%
                        ----------------------------------------------------

                        Top Five Stock Holdings/1/
                        Metso Corporation Sponsored ADR             3.53%
                        ----------------------------------------------------
                        Barrick Gold Corporation                    3.49%
                        ----------------------------------------------------
                        Wacoal Corporation Sponsored ADR            3.49%
                        ----------------------------------------------------
                        Nintendo Co., Ltd., ADR                     3.44%
                        ----------------------------------------------------
                        Matsushita Electric Industrial, Co., Ltd.,
                         Sponsored ADR                              3.41%
                        ----------------------------------------------------

                   Average Annual Total
                   Returns as of 12/31/03

                   A Shares                        NAV  Offer
                   ------------------------------------------
                   1-Year                       45.27% 36.87%
                   ------------------------------------------
                   Since Inception              -0.14% -1.61%
                   ------------------------------------------

                   B Shares                   w/o CDSC w/CDSC
                   ------------------------------------------
                   1-Year                       43.36% 39.36%
                   ------------------------------------------
                   Since Inception              -1.02% -1.52%
                   ------------------------------------------

                   C Shares                        NAV
                   ------------------------------------------
                   1-Year                       43.51%
                   ------------------------------------------
                   Since Inception              -0.99%
                   ------------------------------------------

                   R Shares                        NAV
                   ------------------------------------------
                   1-Year                       44.77%
                   ------------------------------------------
                   Since Inception              -0.03%
                   ------------------------------------------
Portfolio Allocation/1/
                                    [CHART]

Equities               92.50%
Short-Term Investments  7.50%

                           Portfolio Statistics
                           Net Assets ($000)    $33,065
                           ------------------------------
                           Beta/2/                 0.94
                           ------------------------------
                           Number of Stocks          41
                           ------------------------------
                           Expense Ratio/3/       1.74%
                           ------------------------------

                           Top Five Country Allocation/1/
                           Japan                 26.45%
                           ------------------------------
                           United Kingdom        14.68%
                           ------------------------------
                           Germany                8.44%
                           ------------------------------
                           Canada                 6.04%
                           ------------------------------
                           Switzerland            5.28%
                           ------------------------------


--------------------------------------------------------------------------------
1As a percentage of total holdings as of January 31, 2004. Holdings are subject to change.
2As of January 31, 2004. Beta is based on a comparison with the MSCI EAFE
 Index. See the inside back cover for more information on beta.
3Class A shares after credit/reimbursement annualized for the six months ended
 January 31, 2004.

                          Semiannual Report | Page 4

Portfolio Manager's Comments

Nuveen Rittenhouse Growth Fund

We recently spoke with John P. Waterman, who leads the portfolio management team for the Nuveen Rittenhouse Growth Fund. John is chief investment officer of Rittenhouse Asset Management, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. John offered his thoughts on general economic and market conditions and the performance of the Fund during the period ended January 31, 2004.

What type of market environment did the Fund encounter during the period ended January 31, 2004?

The period ended January 31, 2004 was generally positive for most equities. Rapid earnings growth helped fuel strong performance in many industries and economic sectors. Throughout 2003, and especially during the year's second half, earnings for many companies were up dramatically over their 2002 levels. Last year in fact, represented the strongest year-over-year growth in earnings since World War II, stronger even than during the 1990s boom years. Toward the end of last year, it was not at all unusual to find companies with recently depressed earnings during the previous quarter to report period-over-period growth of 100% or more.

Several factors helped trigger these generally strong results. First, when major combat operations in Iraq came to a close, a significant source of uncertainty was lifted from the market. Businesses felt freer to make major capital investments, anticipating increased demand for their products and services. Tax cuts passed earlier in 2003 also had a significant effect, as families spent per-child rebate checks sent out over the summer. Thanks to this increased spending by both businesses and consumers, the gross domestic product grew at a surprising 8.2% pace during the third quarter of 2003, and a more modest but still respectable 4.1% in the year's fourth quarter.

While most equities performed well, those with relatively cyclical earnings, weaker balance sheets, and a more historical price volatility generally posted the best results during the period. In our view, it seemed investors were willing to accept a higher level of risk in exchange for greater short-term growth potential. Against this backdrop, stocks in economically sensitive sectors such as technology and telecommunications were among the market's best performers.

How did the Fund perform during the 12 months ended January 31, 2004?

As shown in the table on the next page, the Fund performed well in absolute terms. However, the Fund substantially underperformed the Standard & Poor's 500 Index, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index for the period. The underperformance relative to the Russell 1000 Growth Index was primarily due to the Fund's focus on companies with higher quality earnings and earnings growth, while the market favored lower quality growth stocks during this period. For example, the Fund's quality orientation caused us to underweight the information technology sector when compared with the Russell 1000 Growth Index, which sector was the largest contributor to the Index's strong performance, and to overweight the consumer staples sector, which was the worst performing sector in the Index. Likewise, the Fund's investments in higher quality growth stocks in the industrials, consumer discretionary and information technology sectors underperformed relative to the overall sector in each case because of the strong performance of the lower quality stocks in those sectors.

What was your management strategy during the period?

We did not vary our investment approach in response to market conditions. Our philosophy continued to be based on the premise that long-term



The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                          Semiannual Report | Page 5

Class A Shares--
One-Year Total Returns on NAV as of 1/31/04
--------------------------------------------------------------------------------

                 Nuveen Rittenhouse Growth Fund             24.43%
                 S&P 500 Index/1/                           32.45%
                 Russell 1000 Growth Index/2/               35.69%
                 Lipper Large-Cap Growth Funds Index/3/     34.57%

                 Performance figures are quoted for Class A shares at
                 net asset value. Current performance may be more or
                 less than the performance shown.
                 -------------------------------------------


stock-price appreciation is driven by long-term earnings growth. Thus, we continued to look to invest in financially strong companies that we believed to be growing their earnings on a consistent, predictable, and sustainable basis.

Even though our management approach remained consistent, we did continuously review the portfolio's holdings to make sure we still had confidence in the companies' earnings and balance-sheet strength. For example, we sold our stake in drug distributor Cardinal Health during the period, reflecting our concerns about the ability of the pharmaceutical distribution industry to maintain its profit margins. In general, however, we had very limited turnover in the Fund during the period because our investments were made with a long-term perspective in mind.

Nevertheless, we did make certain changes to the portfolio to try to manage risk. These changes generally centered around reducing the position size of certain larger holdings, as well as keeping the portfolio sufficiently diversified by avoiding excessive concentration in individual market sectors.

We also looked for opportunities to add a modest amount of economic sensitivity to the Fund by investing in high-quality stocks that we believed could see rising earnings growth along with the expanding economy. For example, we added media giant Gannett, whose earnings had slowed in recent years because of declining advertising revenues. We believe that Gannett could benefit from an expected increase in corporate ad spending.

What were some of the stocks that helped results during the period?

Three of the Fund's best-performing stocks during the period were large, blue-chip technology companies. Cisco Systems, the world's leading maker of networking products; Texas Instruments (TI), a large semiconductor maker; and Intel, the world's largest semiconductor maker. All three gained along with the technology sector during the recent market rise. As the economy recovered and more and more businesses increased technology spending, Cisco Systems, TI, and Intel all saw their earnings start to accelerate, especially during the second half of the year.

Conglomerate General Electric (GE) also helped the Fund's performance. After a difficult business environment during the past several years, especially in some of GE's more economically sensitive businesses such as power turbines and jet engines, the company's earnings started to recover in early 2003, a process that continued throughout the year. What's more, investors anticipated that GE's earnings would continue to expand, a belief that helped generate a rising stock price.

What holdings hurt performance
during the period?

Three stocks whose results hurt the performance of the portfolio were healthcare company Cardinal Health, information technology company Automatic Data Processing (ADP) and Kohl's, a discount apparel retailer. Cardinal Health experienced decelerating profits due to changing industry practices and pricing pressures. ADP had dramatic changes in two of the company's three major businesses (Employers Services and Brokerage

--------------------------------------------------------------------------------
1The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. An index is not available for direct investment.
2The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index is not available for direct investment.
3The Lipper Large-Cap Growth Funds Index is a managed index that represents the average of the 30 largest funds in the Large-Cap Growth Funds category. Index returns assume reinvestment of all dividends but do not include any brokerage commissions, sales charges or other fees. An index is not available for direct investment.


                          Semiannual Report | Page 6

Services) which impacted its ability to sustain consistent growth. Both of these holdings were liquidated during period.

After several years of impressive earnings, Kohl's started seeing weaker-than expected same-store sales growth early in 2003. We believed these problems were temporary and took advantage of a stock-price decline to buy even more shares. But as the period progressed and the stock steadily declined, we concluded there was enough uncertainty about the company's long-term growth prospects to warrant selling our holdings, which we did shortly after the period ended.





                          Semiannual Report | Page 7

--------------------------------------------------------------------------------
  Fund Spotlight as of 1/31/04                    Nuveen Rittenhouse Growth Fund
================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $20.32   $19.42   $19.43   $20.63
         --------------------------------------------------------------
         Inception Date             12/31/97 12/31/97 12/31/97 12/31/97
         --------------------------------------------------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses among share classes. Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                        Average Annual Total Returns as of 1/31/04
                        A Shares                   NAV      Offer
                        --------------------------------------------
                        1-Year                  24.43%     17.25%
                        --------------------------------------------
                        5-Year                  -4.22%     -5.35%
                        --------------------------------------------
                        Since Inception          0.31%     -0.66%
                        --------------------------------------------
                        B Shares              w/o CDSC     w/CDSC
                        --------------------------------------------
                        1-Year                  23.54%     19.54%
                        --------------------------------------------
                        5-Year                  -4.94%     -5.13%
                        --------------------------------------------
                        Since Inception         -0.44%     -0.44%
                        --------------------------------------------
                        C Shares                   NAV
                        --------------------------------------------
                        1-Year                  23.52%
                        --------------------------------------------
                        5-Year                  -4.95%
                        --------------------------------------------
                        Since Inception         -0.43%
                        --------------------------------------------
                        R Shares                   NAV
                        --------------------------------------------
                        1-Year                  24.73%
                        --------------------------------------------
                        5-Year                  -3.99%
                        --------------------------------------------
                        Since Inception          0.56%
                        --------------------------------------------

                        Top Five Sectors/1/
                        Financials                         21.35%
                        --------------------------------------------
                        Information Technology             20.98%
                        --------------------------------------------
                        Healthcare                         16.92%
                        --------------------------------------------
                        Consumer Staples                   16.88%
                        --------------------------------------------
                        Industrials                         9.97%
                        --------------------------------------------

                        Top Five Stock Holdings/1/
                        General Electric Company            4.87%
                        --------------------------------------------
                        Pfizer Inc.                         4.45%
                        --------------------------------------------
                        American International Group, Inc.  4.32%
                        --------------------------------------------
                        Citigroup Inc.                      4.28%
                        --------------------------------------------
                        Microsoft Corporation               3.80%
                        --------------------------------------------

                        Average Annual Total Returns as of 12/31/03
                        A Shares                 NAV      Offer
                        -------------------------------------------
                        1-Year                19.55%     12.68%
                        -------------------------------------------
                        5-Year                -4.35%     -5.47%
                        -------------------------------------------
                        Since Inception        0.05%     -0.93%
                        -------------------------------------------
                        B Shares            w/o CDSC     w/CDSC
                        -------------------------------------------
                        1-Year                18.61%     14.61%
                        -------------------------------------------
                        5-Year                -5.08%     -5.27%
                        -------------------------------------------
                        Since Inception       -0.70%     -0.70%
                        -------------------------------------------
                        C Shares                 NAV
                        -------------------------------------------
                        1-Year                18.66%
                        -------------------------------------------
                        5-Year                -5.07%
                        -------------------------------------------
                        Since Inception       -0.68%
                        -------------------------------------------
                        R Shares                 NAV
                        -------------------------------------------
                        1-Year                19.83%
                        -------------------------------------------
                        5-Year                -4.13%
                        -------------------------------------------
                        Since Inception        0.30%
                        -------------------------------------------
Portfolio Allocation/1/
                                    [CHART]

Equities               97.10%
Short-Term Investments  2.90%

             Portfolio Statistics
             Net Assets ($000)                            $320,064
             -----------------------------------------------------
             Beta/2/                                          0.68
             -----------------------------------------------------
             Average Market Capitalization (Stocks) $116.7 billion
             -----------------------------------------------------
             Average P/E (Stocks)                             25.0
             -----------------------------------------------------
             Number of Stocks                                   40
             -----------------------------------------------------
             Expense Ratio/3/                                1.49%
             -----------------------------------------------------


--------------------------------------------------------------------------------
1As a percentage of total holdings as of January 31, 2004. Holdings are subject to change.
2As of January 31, 2004. Beta is based on comparison with the S&P 500. See the inside back cover for more information on beta.
3Class A shares after credit/reimbursement annualized for the six months ended
 January 31, 2004.

                          Semiannual Report | Page 8

Portfolio of Investments (Unaudited)
NUVEEN NWQ INTERNATIONAL VALUE FUND
January 31, 2004

                                                                                                  Market
 Shares Description                                                                                Value
--------------------------------------------------------------------------------------------------------
        COMMON STOCKS - 94.1%

        Consumer Discretionary - 21.0%

 30,722 Dai Nippon Printing Co., Ltd., Unsponsored ADR                                   $       922,385

 21,900 Fuji Photo Film Co., Ltd., Unsponsored ADR                                               717,225

 59,300 Makita Corporation, Sponsored ADR                                                        635,103

 76,500 Matsushita Electric Industrial, Co., Ltd., Sponsored ADR                               1,147,500

 94,828 Nintendo Co., Ltd., ADR                                                                1,156,902

 60,700 Sekisui House, Ltd., Sponsored ADR                                                       607,000

 84,900 Volkswagen AG, Sponsored ADR - Preferred                                                 594,300

 25,983 Wacoal Corp., Sponsored ADR                                                            1,173,912
--------------------------------------------------------------------------------------------------------
        Consumer Staples - 15.1%

 62,800 Associated British Foods plc, Unsponsored ADR                                            643,568

 51,807 J. Sainsbury plc, Sponsored ADR                                                        1,077,586

121,500 Kirin Brewery Company, Limited, Sponsored ADR                                          1,055,835

  5,650 Nestle SA, Sponsored ADR                                                                 375,160

 76,500 Shiseido Company, Limited, Sponsored ADR                                                 921,825

 44,139 Tate & Lyle PLC, Sponsored ADR                                                           922,505
--------------------------------------------------------------------------------------------------------
        Energy - 5.9%

  6,864 Canadian Natural Resources Ltd.                                                          331,668

 13,410 EnCana Corp.                                                                             524,331

  7,500 Eni S.p.A., Sponsored ADR                                                                699,150

  4,300 Total SA, Sponsored ADR                                                                  379,690
--------------------------------------------------------------------------------------------------------
        Financials - 3.1%

  7,926 Deutsche Bank AG                                                                         622,587

  5,600 UBS AG                                                                                   401,352
--------------------------------------------------------------------------------------------------------
        Healthcare - 3.3%

 20,600 Schering AG, ADR                                                                       1,092,624
--------------------------------------------------------------------------------------------------------
        Industrials - 12.2%

 47,680 BAE SYSTEMS plc, Sponsored ADR                                                           581,696

  6,945 Henkel KGaA, Sponsored ADR                                                               528,968

 92,300 Metso Corporation, Sponsored ADR                                                       1,186,055

 11,500 Technip SA, ADR                                                                          350,750

 12,000 Teekay Shipping Corporation                                                              758,400

 33,000 Tomkins plc, Sponsored ADR                                                               621,060
--------------------------------------------------------------------------------------------------------
        Information Technology - 1.7%

  7,382 Kyocera Corporation, Sponsored ADR                                                       556,603
--------------------------------------------------------------------------------------------------------
        Materials - 9.8%

 35,200 Alumina Limited, Sponsored ADR                                                           611,776

 59,600 Barrick Gold Corporation                                                               1,174,120

 49,800 DSM NV, Sponsored ADR                                                                    575,190

 17,020 Gold Fields Limited, Sponsored ADR                                                       219,047

 41,400 WMC Resources Limited, Sponsored ADR#                                                    657,432

----
9

Portfolio of Investments (Unaudited)
NUVEEN NWQ INTERNATIONAL VALUE FUND (continued)
January 31, 2004

                                                                                                       Market
      Shares Description                                                                                Value
-------------------------------------------------------------------------------------------------------------
             Telecommunication Services - 10.4%

      69,516 Chunghwa Telecom Co., Ltd., ADR                                                  $     1,112,256

      35,064 KT Corporation, Sponsored ADR                                                            654,996

      29,700 Swisscom AG, Sponsored ADR                                                               999,108

      31,688 Telecom Italia S.p.A., Sponsored ADR                                                     677,489
-------------------------------------------------------------------------------------------------------------
             Utilities - 11.6%

     187,010 CLP Holdings Limited, Sponsored ADR                                                      897,648

      34,100 EDP-Electricidade de Portugal, SA, Sponsored ADR                                         908,424

      94,000 Korea Electric Power (KEPCO) Corporation, Sponsored ADR                                  943,760

      61,490 United Utilities plc, Sponsored ADR                                                    1,092,063
-------------------------------------------------------------------------------------------------------------
             Total Common Stocks (cost $24,230,014)                                                31,109,049
             -----------------------------------------------------------------------------------------------

   Principal                                                                                           Market
Amount (000) Description                                                                                Value
-------------------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS - 7.6%

    $  2,521 State Street Bank Repurchase Agreement, 0.920%, dated 1/30/04, due 2/02/04,            2,521,000
              repurchase price $2,521,193, collateralized by U.S. Treasury Bonds
-------------------------------------------------------------------------------------------------------------
------------
             Total Short-Term Investments (cost $2,521,000)                                         2,521,000
             -----------------------------------------------------------------------------------------------
             Total Investments (cost $26,751,014) - 101.7%                                         33,630,049
             -----------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - (1.7)%                                                 (564,643)
             -----------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                $    33,065,406
             -----------------------------------------------------------------------------------------------

           #  Non-Income producing.

         Country Allocation (as a percentage of the Fund's net assets)

                           Japan                27.0%
                           --------------------------
                           United Kingdom        14.9
                           --------------------------
                           Germany                8.6
                           --------------------------
                           Canada                 6.1
                           --------------------------
                           Switzerland            5.4
                           --------------------------
                           South Korea            4.8
                           --------------------------
                           Italy                  4.2
                           --------------------------
                           Australia              3.8
                           --------------------------
                           Finland                3.6
                           --------------------------
                           Taiwan                 3.4
                           --------------------------
                           Portugal               2.7
                           --------------------------
                           Hong Kong              2.7
                           --------------------------
                           Marshall Island        2.3
                           --------------------------
                           France                 2.2
                           --------------------------
                           Netherlands            1.7
                           --------------------------
                           South Africa           0.7
                           --------------------------
                           Repurchase Agreement   7.6
                           --------------------------

                                See accompanying notes to financial statements.

----
10

Portfolio of Investments (Unaudited)
NUVEEN RITTENHOUSE GROWTH FUND
January 31, 2004


                                                                   Market
 Shares Description                                                 Value
-------------------------------------------------------------------------
        COMMON STOCKS - 97.5%

        Consumer Discretionary - 9.3%

112,000 Bed Bath & Beyond Inc.#                           $     4,548,320

 91,000 Gannett Co., Inc.                                       7,799,610

142,000 Kohl's Corporation#                                     6,290,600

 85,000 Lowe's Companies, Inc.                                  4,551,750

173,000 Target Corporation                                      6,567,080
-------------------------------------------------------------------------
        Consumer Staples - 16.9%

 85,000 Anheuser-Busch Companies, Inc.                          4,311,200

 78,000 The Coca-Cola Company                                   3,840,720

125,000 Colgate-Palmolive Company                               6,408,750

166,000 PepsiCo, Inc.                                           7,845,160

 68,000 The Procter & Gamble Company                            6,873,440

244,000 Sysco Corporation                                       9,254,920

216,000 Walgreen Co.                                            7,462,800

153,000 Wal-Mart Stores, Inc.                                   8,239,050
-------------------------------------------------------------------------
        Financials - 21.5%

130,000 AFLAC Incorporated                                      4,794,400

200,000 American International Group, Inc.                     13,890,000

278,000 Citigroup Inc.                                         13,755,440

 74,000 The Goldman Sachs Group, Inc.                           7,366,700

125,000 Marsh & McLennan Companies, Inc.                        5,866,250

289,000 MBNA Corporation                                        7,791,440

 91,000 Morgan Stanley                                          5,297,110

 71,000 SLM Corporation                                         2,726,400

132,000 State Street Corporation                                7,108,200
-------------------------------------------------------------------------
        Healthcare - 17.0%

154,000 Amgen Inc.#                                             9,931,460

153,000 Johnson & Johnson                                       8,173,260

173,500 Medtronic, Inc.                                         8,539,670

390,000 Pfizer Inc.                                            14,285,700

 63,000 Stryker Corporation                                     5,590,620

129,000 UnitedHealth Group Incorporated                         7,853,520
-------------------------------------------------------------------------
        Industrials - 10.0%

100,000 3M Co.                                                  7,909,000

465,000 General Electric Company                               15,637,950

119,000 United Parcel Service, Inc. - Class B                   8,481,130
-------------------------------------------------------------------------
        Information Technology - 21.1%

332,000 Cisco Systems, Inc.#                                    8,512,480

201,000 Dell Inc.#                                              6,727,470

184,000 First Data Corporation                                  7,205,440

115,000 International Business Machines Corporation (IBM)      11,411,450

----
11

Portfolio of Investments (Unaudited)
NUVEEN RITTENHOUSE GROWTH FUND (continued)
January 31, 2004

                                                                         Market
      Shares Description                                                  Value
-------------------------------------------------------------------------------
             Information Technology (continued)

     337,000 Intel Corporation                                  $    10,312,200

     442,000 Microsoft Corporation                                   12,221,300

     366,000 Oracle Corporation#                                      5,054,460

     190,000 Texas Instruments Incorporated                           5,956,500
-------------------------------------------------------------------------------
             Telecommunication Services - 1.7%

     266,000 Nokia Oyj, Sponsored ADR                                 5,495,560
-------------------------------------------------------------------------------
             Total Common Stocks (cost $320,523,919)                311,888,510
             ------------------------------------------------------------------

   Principal                                                             Market
Amount (000) Description                                                  Value
-------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS - 2.9%

    $  9,414 State Street Bank Repurchase Agreement, 0.920%,          9,414,400
              dated 1/30/04, due 2/02/04, repurchase price
              $9,415,122, collateralized by U.S. Treasury Bonds
-------------------------------------------------------------------------------
------------
             Total Short-Term Investments (cost $9,414,400)           9,414,400
             ------------------------------------------------------------------
             Total Investments (cost $329,938,319) - 100.4%         321,302,910
             ------------------------------------------------------------------
             Other Assets Less Liabilities - (0.4)%                 (1,239,391)
             ------------------------------------------------------------------
             Net Assets - 100%                                  $   320,063,519
             ------------------------------------------------------------------

           #  Non-income producing.



                                See accompanying notes to financial statements.

----
12

Statement of Assets and Liabilities (Unaudited)
January 31, 2004

                                                                                          NWQ
                                                                                International   Rittenhouse
                                                                                        Value        Growth
-----------------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $26,751,014, and $329,938,319, respectively) $ 33,630,049  $321,302,910
Cash                                                                                      77            --
Receivables:
  Dividends and interest                                                             102,837       233,909
  Reclaims                                                                            43,783            --
  Shares sold                                                                        158,047       207,502
Other assets                                                                             383       115,430
-----------------------------------------------------------------------------------------------------------
    Total assets                                                                  33,935,176   321,859,751
-----------------------------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                                              672,415            --
  Shares redeemed                                                                    105,620       813,089
Accrued expenses:
  Management fees                                                                     28,258       224,892
  12b-1 distribution and service fees                                                  9,588       217,693
  Other                                                                               53,889       540,558
-----------------------------------------------------------------------------------------------------------
    Total liabilities                                                                869,770     1,796,232
-----------------------------------------------------------------------------------------------------------
Net assets                                                                      $ 33,065,406  $320,063,519
-----------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                      $  4,507,202  $ 64,562,513
Shares outstanding                                                                   227,886     3,177,396
Net asset value per share                                                       $      19.78  $      20.32
Offering price per share (net asset value per share plus
 maximum sales charge of 5.75% of offering price)                               $      20.99  $      21.56
-----------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                      $  4,936,104  $138,017,493
Shares outstanding                                                                   257,145     7,106,873
Net asset value, and offering price per share                                   $      19.20  $      19.42
-----------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                      $  5,159,309  $100,710,787
Shares outstanding                                                                   268,546     5,182,748
Net asset value, and offering price per share                                   $      19.21  $      19.43
-----------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                      $ 18,462,791  $ 16,772,726
Shares outstanding                                                                   930,658       813,189
Net asset value, and offering price per share                                   $      19.84  $      20.63
-----------------------------------------------------------------------------------------------------------

Net Assets Consist of:
-----------------------------------------------------------------------------------------------------------
Capital paid-in                                                                 $ 41,764,901  $416,997,309
Undistributed net investment income                                                  (75,004)           --
Accumulated net realized gain (loss) from investments and
  foreign currency transactions                                                  (15,513,544)  (88,298,381)
Net unrealized appreciation (depreciation) of investments                          6,879,035    (8,635,409)
Net unrealized appreciation on translation of assets and liabilities
 denominated in foreign currencies                                                    10,018            --
-----------------------------------------------------------------------------------------------------------
Net assets                                                                      $ 33,065,406  $320,063,519
-----------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
13

Statement of Operations (Unaudited)
Six Months Ended January 31, 2004

                                                                                         NWQ
                                                                               International   Rittenhouse
                                                                                       Value        Growth
----------------------------------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign tax withheld of $33,541, and $0, respectively)          $  205,902  $ 1,747,598
Interest                                                                               8,604       36,326
----------------------------------------------------------------------------------------------------------
Total investment income                                                              214,506    1,783,924
----------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                                      157,504    1,342,969
12b-1 service fees - Class A                                                           5,380       81,066
12b-1 distribution and service fees - Class B                                         22,357      692,331
12b-1 distribution and service fees - Class C                                         22,514      511,050
Shareholders' servicing agent fees and expenses                                       25,719      458,385
Custodian's fees and expenses                                                         10,653       39,816
Trustees' fees and expenses                                                            1,160       13,611
Professional fees                                                                     11,923       35,402
Shareholders' reports - printing and mailing expenses                                  8,097      148,554
Federal and state registration fees                                                   23,800       22,163
Other expenses                                                                         1,404       14,846
----------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                 290,511    3,360,193
  Custodian fee credit                                                                  (583)         (33)
  Expense reimbursement                                                              (15,488)     (81,279)
----------------------------------------------------------------------------------------------------------
Net expenses                                                                        274,440     3,278,881
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                         (59,934)  (1,494,957)
----------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain
Net realized gain from investments                                                 2,481,286      361,724
Net change in unrealized appreciation (depreciation) of investments                3,928,256   29,502,692
Net change in unrealized appreciation on translation of assets and liabilities
 denominated in foreign currencies                                                     3,278           --
----------------------------------------------------------------------------------------------------------
Net gain                                                                           6,412,820   29,864,416
----------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                        $6,352,886  $28,369,459
----------------------------------------------------------------------------------------------------------





                                See accompanying notes to financial statements.

----
14

Statement of Changes in Net Assets (Unaudited)


                                                       NWQ International Value            Rittenhouse Growth
                                                   ------------------------------   ------------------------------
                                                   Six Months Ended     Year Ended  Six Months Ended     Year Ended
                                                            1/31/04        7/31/03           1/31/04        7/31/03
--------------------------------------------------------------------------------------------------------------------
Operations
Net investment income (loss)                            $   (59,934) $    266,741       $ (1,494,957) $ (2,882,649)
Net realized gain (loss):
 Investments                                              2,481,286       612,170            361,724   (18,032,703)
 Foreign currencies                                              --        50,644                 --            --
Net change in unrealized appreciation
 (depreciation) of investments                            3,928,256     1,553,817        29,502,692     34,463,331
Net change in unrealized appreciation on
 translation of assets and liabilities
 denominated in foreign currencies                            3,278          3,198                --             --
--------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                6,352,886     2,486,570         28,369,459    13,547,979
--------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                                    (40,994)           --                 --            --
 Class B                                                   (14,578)            --                 --            --
 Class C                                                   (14,836)            --                 --            --
 Class R                                                  (198,591)            --                 --            --
--------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distribution to
 shareholders                                             (268,999)            --                 --            --
--------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from shares issued in the
 reorganization of European Value                                --     6,358,876                 --            --
Net proceeds from shares issued in the
 reorganization of Innovation                                    --            --                 --    21,232,852
Net proceeds from sale of shares                          3,664,831    14,327,738         12,978,312    27,572,422
Net proceeds from shares issued to shareholders
 due to reinvestment of distributions                        92,323            --                 --            --
--------------------------------------------------------------------------------------------------------------------
                                                          3,757,154    20,686,614         12,978,312    48,805,274
Cost of shares redeemed                                  (2,550,446)  (17,043,424)       (40,280,420)  (88,820,307)
Redemption fees                                               1,660        12,449                 --            --
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
 share transactions                                      1,208,368      3,655,639       (27,302,108)   (40,015,033)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                     7,292,255     6,142,209          1,067,351   (26,467,054)
Net assets at the beginning of period                    25,773,151     19,630,942       318,996,168    345,463,222
--------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                         $33,065,406  $ 25,773,151       $320,063,519  $318,996,168
--------------------------------------------------------------------------------------------------------------------
Undistributed net investment income at the end of
 period                                                 $   (75,004) $    253,929       $         --  $         --
--------------------------------------------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

----
15

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen NWQ International Value Fund ("NWQ International Value") and Nuveen Rittenhouse Growth Fund ("Rittenhouse Growth") (collectively, the "Funds"). The Trust was organized as a Massachusetts business trust in 1997.

After the close of business on June 13, 2003, NWQ International Value acquired all of the net assets of Nuveen European Value Fund ("European Value") pursuant to a plan of reorganization previously approved by the shareholders of European Value. The acquisition was accomplished by a tax-free exchange of Class A, B, C and R Shares of NWQ International Value for the outstanding Class A, B, C and R Shares of European Value, respectively, on June 13, 2003. European Value's net assets of $6,358,876 at that date included $741,833 of net unrealized appreciation which was combined with that of NWQ International Value. The combined net assets of NWQ International Value immediately after the acquisition were $25,666,987.

After the close of business on July 28, 2003, Rittenhouse Growth acquired all of the net assets of Nuveen Innovation Fund ("Innovation") pursuant to a plan of reorganization previously approved by the shareholders of Innovation. The acquisition was accomplished by a tax-free exchange of Class A, B, C and R Shares of Rittenhouse Growth for the outstanding Class A, B, C and R Shares of Innovation, respectively, on July 28, 2003. Innovation's net assets of $21,232,852 at that date included $1,587,425 of net unrealized appreciation which was combined with that of Rittenhouse Growth. The combined net assets of Rittenhouse Growth immediately after the acquisition were $322,478,740.

Effective October 7, 2002, the Nuveen International Growth Fund changed its name to the Nuveen NWQ International Value Fund as a result of the Board of Trustees and Shareholders' approval of NWQ Investment Management Company, LLC ("NWQ"), of which Nuveen Investments, Inc., owns a controlling interest while key management of NWQ owns a non-controlling minority interest, as the Fund's new sub-adviser. NWQ International Value primarily invests in U.S.-traded American Depository Receipts in an attempt to provide long-term capital appreciation.

Rittenhouse Growth ordinarily invests at least 65% of its total assets in equity securities of large-capitalization companies with a high financial strength rating and a history of consistent earnings and predictable earnings growth ("blue chip companies") in an attempt to provide long-term growth of capital.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The prices of fixed-income securities are provided by a pricing service approved by the Funds' Board of Trustees and based on the mean between the bid and asked prices. When price quotes are not readily available, the pricing service establishes fair market value based on prices of comparable securities, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the security. Short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At January 31, 2004, there were no such outstanding purchase commitments in either of the Funds.

Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Dividends and Distributions to Shareholders
Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Federal Income Taxes
Each Fund intends to distribute all income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required. Net realized capital gains and ordinary income distributions made by the Funds are subject to federal taxation.


----
16

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Effective January 2, 2002, NWQ International Value began imposing a 2% redemption fee on certain redemptions or exchange transactions within 90 days of acquisition. During the six months ended January 31, 2004, $1,660 of redemption fees were imposed on shares redeemed and recorded as an increase to the Fund's capital paid-in.

Derivative Financial Instruments
The Funds may invest in options, forward and futures contracts, which are sometimes referred to as derivative transactions. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended January 31, 2004.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Foreign Currency Translations
To the extent that NWQ International Value invests in securities that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if U.S. dollars fall in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Foreign Currency Transactions
NWQ International Value may engage in foreign currency exchange transactions in connection with its portfolio investments and assets and liabilities denominated in foreign currencies. The Fund may engage in foreign currency forward, options and futures contracts. The Fund will enter into foreign currency transactions for hedging and other permissible risk management purposes only. If the Fund invests in a currency futures or options contract, it must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, the Fund may also be required to make a variation margin deposit because the value of futures contracts fluctuates daily. In addition, the Fund may segregate assets to cover its futures contracts obligations.

The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities and other assets and liabilities will decline in value due to changes in foreign currency exchange rates. All foreign currency forward contracts, options and futures transactions are "marked-to-market" daily at the applicable market rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time the forward contract is offset by entering into a closing transaction or extinguished by delivery of the currency. The contractual amounts of forward foreign currency exchange contracts does not necessarily represent the amounts potentially subject to risk. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Fund did not enter into any foreign currency forward, options or futures contracts during the six months ended January 31, 2004.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.


----
17

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                 NWQ International Value
                                                     -----------------------------------------------
                                                        Six Months Ended           Year Ended
                                                            1/31/04                  7/31/03
                                                     ---------------------  ------------------------
                                                        Shares       Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares issued in the reorganization of European Value:
  Class A                                                  --  $        --      70,059  $  1,098,633
  Class B                                                  --           --      89,684     1,367,606
  Class C                                                  --           --      17,844       272,074
  Class R                                                  --           --     229,382     3,620,563
Shares sold:
  Class A                                              42,506      762,607     754,221    10,381,734
  Class B                                              26,450      476,002      11,938       178,853
  Class C                                              71,634    1,287,635     193,093     2,598,482
  Class R                                              62,797    1,138,587      79,946     1,168,669
Shares issued to shareholders due to reinvestment of
 distributions:
  Class A                                               1,204       23,614          --            --
  Class B                                                 395        7,536          --            --
  Class C                                                 238        4,548          --            --
  Class R                                               2,877       56,625          --            --
-----------------------------------------------------------------------------------------------------
                                                      208,101    3,757,154   1,446,167    20,686,614
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                             (59,344)  (1,057,080)   (868,191)  (12,015,984)
  Class B                                             (15,575)    (284,521)    (44,777)     (605,934)
  Class C                                             (60,902)  (1,059,238)   (294,495)   (3,977,502)
  Class R                                              (7,777)    (149,607)    (32,428)     (444,004)
Redemption fees:
  Class A                                                  --          236          --         9,798
  Class B                                                  --          246          --           237
  Class C                                                  --          260          --         2,414
  Class R                                                  --          918          --            --
-----------------------------------------------------------------------------------------------------
                                                     (143,598)  (2,548,786) (1,239,891)  (17,030,975)
-----------------------------------------------------------------------------------------------------
Net increase                                           64,503  $ 1,208,368     206,276  $  3,655,639
-----------------------------------------------------------------------------------------------------



----
18

                                                                   Rittenhouse Growth
                                                   --------------------------------------------------
                                                       Six Months Ended             Year Ended
                                                            1/31/04                   7/31/03
                                                   ------------------------  ------------------------
                                                        Shares        Amount      Shares        Amount
------------------------------------------------------------------------------------------------------
Shares issued in the reorganization of Innovation:
  Class A                                                  --  $         --     243,971  $  4,561,299
  Class B                                                  --            --     423,587     7,598,131
  Class C                                                  --            --     401,311     7,202,969
  Class R                                                  --            --      98,669     1,870,453
Shares sold:
  Class A                                             214,796     4,148,454     676,352    11,821,572
  Class B                                             110,750     2,039,558     287,356     4,807,333
  Class C                                             176,000     3,268,785     459,842     8,654,195
  Class R                                             173,391     3,521,515     130,746     2,289,322
------------------------------------------------------------------------------------------------------
                                                      674,937    12,978,312   2,721,834    48,805,274
------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                            (527,108)  (10,199,149) (1,145,052)  (19,635,446)
  Class B                                            (720,467)  (13,394,728) (1,633,949)  (27,039,679)
  Class C                                            (800,161)  (14,842,384) (1,243,981)  (21,475,628)
  Class R                                             (93,722)   (1,844,159) (1,191,191)  (20,669,554)
------------------------------------------------------------------------------------------------------
                                                   (2,141,458)  (40,280,420) (5,214,173)  (88,820,307)
------------------------------------------------------------------------------------------------------
Net increase (decrease)                            (1,466,521) $(27,302,108) (2,492,339) $(40,015,033)
------------------------------------------------------------------------------------------------------

3. Securities Transactions

Purchases and sales (including maturities) of investment securities for the six months ended January 31, 2004, were as follows:

                                                          NWQ
                                                International Rittenhouse
                                                        Value      Growth
       ------------------------------------------------------------------
       Purchases                                   $6,942,496 $25,390,965
       Sales and maturities                         7,261,821  51,517,812
       ------------------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on security transactions.

At January 31, 2004, the cost of investments were as follows:

                                               NWQ
                                     International  Rittenhouse
                                             Value       Growth
                 ----------------------------------------------
                 Cost of investments   $26,799,879 $330,661,775
                 ----------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at January 31, 2004, were as follows:

                                                                    NWQ
                                                          International    Rittenhouse
                                                                  Value         Growth
--------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                                               $6,967,885  $ 24,407,603
  Depreciation                                                 (137,715)  (33,766,468)
--------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments    $6,830,170  $ (9,358,865)
--------------------------------------------------------------------------------------


----
19

The tax components of undistributed net investment income and net realized gains at July 31, 2003, the Funds' last fiscal year end, were as follows:

                                                          NWQ
                                                International Rittenhouse
                                                        Value      Growth
       ------------------------------------------------------------------
       Undistributed net ordinary income*            $253,929       $  --
       Undistributed net long-term capital
       gains                                               --          --
       ------------------------------------------------------------------

* Net ordinary income consists of taxable income derived from dividends, interest, and net short-term capital gains, if any.

The Funds made no distributions from net ordinary income or net long-term capital gains during the fiscal year ended July 31, 2003.

At July 31, 2003, the Funds' last fiscal year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                          NWQ
                                                International Rittenhouse
                                                        Value      Growth
       ------------------------------------------------------------------
       Expiration year:
        2009                                      $ 3,103,741 $        --
        2010                                       12,650,342  15,924,419
        2011                                          174,655  57,624,741
       ------------------------------------------------------------------
       Total                                      $15,928,738 $73,549,160
       ------------------------------------------------------------------

As of July 31, 2003, the Funds' last fiscal year end, the Funds had additional unused capital loss carryforwards, subject to any applicable limitations on availability, to offset future capital gains, if any, as the successors of the reorganizations with European Value and Innovation, respectively.

                                                          NWQ
                                                International Rittenhouse
                                                        Value      Growth
       ------------------------------------------------------------------
       Expiration year:
        2008                                       $  254,067  $4,732,076
        2009                                          972,066     944,862
        2010                                          791,094     944,862
       ------------------------------------------------------------------
                                                   $2,017,227  $6,621,800
       ------------------------------------------------------------------

The Funds have elected to defer net realized losses from investments and currency transactions incurred from November 1, 2002 through July 31, 2003 ("post-October losses") in accordance with Federal income tax regulations. The following post-October losses are treated as having arisen on the first day of the current fiscal year:

                                      NWQ
                            International Rittenhouse
                                    Value      Growth
                          ---------------------------
                                      $--  $7,765,689
                          ---------------------------

5. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

                                                         NWQ
                                               International  Rittenhouse
                                                       Value       Growth
      --------------------------------------------------------------------
      For the first $125 million                      1.0500%       .8500%
      For the next $125 million                       1.0375        .8375
      For the next $250 million                       1.0250        .8250
      For the next $500 million                       1.0125        .8125
      For the next $1 billion                         1.0000        .8000
      For net assets over $2 billion                   .9750        .7750
      --------------------------------------------------------------------


----
20

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into Sub-Advisory Agreements with NWQ and Rittenhouse Asset Management, Inc. ("Rittenhouse"), a wholly owned subsidiary of Nuveen Investments, Inc. NWQ and Rittenhouse manage the investment portfolios of NWQ International Value and Rittenhouse Growth, respectively. NWQ and Rittenhouse are compensated for their services to the Funds from the management fee paid to the Adviser.

As part of the reorganization of European Value, the Adviser has agreed to waive part of its management fees or reimburse certain expenses of NWQ International Value through July 31, 2004, in order to limit total operating expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.50% of the average daily net assets.

Effective August 1, 2003, the Adviser has agreed to waive part of its management fees or reimburse certain expenses of Rittenhouse Growth through July 31, 2004, in order to limit total operating expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.30% of the average daily net assets. As part of the reorganization of Innovation, the Adviser has agreed to waive an additional .05% of Rittenhouse Growth's management fees or reimburse certain operating expenses through July 31, 2004.

The Adviser may also voluntarily agree to reimburse expenses from time to time, in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

During the six months ended January 31, 2004, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen Investments, Inc., collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                   NWQ
                                         International Rittenhouse
                                                 Value      Growth
              ----------------------------------------------------
              Sales charges collected           $6,103     $29,006
              Paid to authorized dealers         5,346      25,290
              ----------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended January 31, 2004, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                               NWQ
                                     International Rittenhouse
                                             Value      Growth
                 ---------------------------------------------
                 Commission advances       $12,265     $60,572
                 ---------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended January 31, 2004, the Distributor retained such 12b-1 fees as follows:

                                               NWQ
                                     International Rittenhouse
                                             Value      Growth
                 ---------------------------------------------
                 12b-1 fees retained       $22,950    $580,733
                 ---------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended January 31, 2004, as follows:

                                            NWQ
                                  International Rittenhouse
                                          Value      Growth
                    ---------------------------------------
                    CDSC retained        $7,957    $230,236
                    ---------------------------------------

At January 31, 2004, the Adviser owned 1,250 shares of each of Rittenhouse Growth's Class A, B, C and R. In addition, Nuveen Investments, Inc. owned 1,289 shares of Class A, 1,318 shares of Class B, 1,318 shares of Class C, and 646,183 shares of Class R of NWQ International Value.



----
21

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                       Investment Operations        Less Distributions
                                   -----------------------------  ----------------------


NWQ INTERNATIONAL VALUE




                                                     Net
                                         Net   Realized/
                         Beginning   Invest-  Unrealized              Net                            Ending
                               Net      ment     Invest-          Invest-                               Net
Year Ended                   Asset    Income   ment Gain             ment  Capital        Redemption  Asset     Total
July 31,                     Value (Loss)(a)      (Loss)    Total  Income    Gains  Total    Fees(a)  Value Return(b)
-----------------------------------------------------------------------------------------------------------------------
Class A (12/99)
 2004(f)                    $16.01     $(.03)     $ 3.98  $ 3.95    $(.18)     $-- $(.18)       $ -- $19.78     24.66%
 2003                        13.95       .20        1.82    2.02       --       --    --         .04  16.01     14.77
 2002                        16.22      (.12)      (2.15)  (2.27)      --       --    --          --  13.95    (14.00)
 2001                        22.93      (.18)      (6.53)  (6.71)      --       --    --          --  16.22    (29.26)
 2000(e)                     20.00      (.15)       3.08    2.93       --       --    --          --  22.93     14.65
Class B (12/99)
 2004(f)                     15.53      (.09)       3.82    3.73     (.06)      --  (.06)         --  19.20     24.00
 2003                        13.68       .11        1.74    1.85       --       --    --          --  15.53     13.52
 2002                        16.03      (.23)      (2.12)  (2.35)      --       --    --          --  13.68    (14.66)
 2001                        22.82      (.34)      (6.45)  (6.79)      --       --    --          --  16.03    (29.75)
 2000(e)                     20.00      (.25)       3.07    2.82       --       --    --          --  22.82     14.10
Class C (12/99)
 2004(f)                     15.55      (.09)       3.81    3.72     (.06)      --  (.06)         --  19.21     23.90
 2003                        13.68       .09        1.77    1.86       --       --    --         .01  15.55     13.67
 2002                        16.03      (.22)      (2.13)  (2.35)      --       --    --          --  13.68    (14.66)
 2001                        22.82      (.32)      (6.47)  (6.79)      --       --    --          --  16.03    (29.75)
 2000(e)                     20.00      (.24)       3.06    2.82       --       --    --          --  22.82     14.10
Class R (12/99)
 2004(f)                     16.10      (.01)       3.97    3.96     (.22)      --  (.22)         --  19.84     24.59
 2003                        14.04       .27        1.79    2.06       --       --    --          --  16.10     14.67
 2002                        16.29      (.06)      (2.19)  (2.25)      --       --    --          --  14.04    (13.81)
 2001                        22.96      (.14)      (6.53)  (6.67)      --       --    --          --  16.29    (29.05)
 2000(e)                     20.00      (.12)       3.08    2.96       --       --    --          --  22.96     14.80
-----------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                       Ratios/Supplemental Data
                         -----------------------------------------------------------------------------------
                                    Before Credit/             After             After Credit/
                                     Reimbursement       Reimbursement(c)      Reimbursement(d)
NWQ INTERNATIONAL VALUE          ------------------    ------------------    ------------------
                                               Ratio                 Ratio                 Ratio
                                              of Net                of Net                of Net
                                             Invest-               Invest-               Invest-
                                                ment                  ment                  ment
                                 Ratio of     Income   Ratio of     Income   Ratio of     Income
                                 Expenses     (Loss)   Expenses     (Loss)   Expenses     (Loss)
                          Ending       to         to         to         to         to         to
                             Net  Average    Average    Average    Average    Average    Average   Portfolio
Year Ended                Assets      Net        Net        Net        Net        Net        Net    Turnover
July 31,                   (000)   Assets     Assets     Assets     Assets     Assets     Assets        Rate
--------------------------------------------------------------------------------------------------------------
Class A (12/99)
 2004(f)                 $ 4,507     1.85%*    (.43)%*     1.75%*    (.33)%*     1.74%*    (.33)%*        25%
 2003                      3,898     2.45       .74        1.75      1.43        1.73      1.46          172**
 2002                      4,011     1.83      (.84)       1.83      (.84)       1.76      (.77)         183
 2001                      7,551     2.12      (.99)       2.12      (.98)       2.05      (.92)         224
 2000(e)                  10,676     2.66*    (1.90)*      1.82*    (1.05)*      1.75*     (.99)*        111
Class B (12/99)
 2004(f)                   4,936     2.60*    (1.17)*      2.49*    (1.06)*      2.49*    (1.06)*         25
 2003                      3,819     3.16       .13        2.50       .80        2.46       .83          172**
 2002                      2,586     2.60     (1.59)       2.60     (1.59)       2.53     (1.52)         183
 2001                      4,741     2.87     (1.79)       2.86     (1.78)       2.79     (1.71)         224
 2000(e)                   6,435     3.41*    (2.61)*      2.57*    (1.76)*      2.50*    (1.70)*        111
Class C (12/99)
 2004(f)                   5,159     2.60*    (1.17)*      2.50*    (1.07)*      2.49*    (1.06)*         25
 2003                      4,004     3.19      (.05)       2.50       .63        2.48       .66          172**
 2002                      4,667     2.58     (1.53)       2.58     (1.53)       2.51     (1.46)         183
 2001                      7,048     2.86     (1.72)       2.86     (1.72)       2.79     (1.65)         224
 2000(e)                   6,925     3.40*    (2.58)*      2.58*    (1.75)*      2.51*    (1.69)*        111
Class R (12/99)
 2004(f)                  18,463     1.60*     (.17)*      1.50*     (.07)*      1.49*     (.06)*         25
 2003                     14,051     2.17      1.22        1.50      1.90        1.46      1.93          172**
 2002                      8,367     1.56      (.48)       1.56      (.48)       1.49      (.41)         183
 2001                     10,325     1.87      (.79)       1.86      (.78)       1.79      (.71)         224
 2000(e)                  14,265     2.58*    (1.99)*      1.50*     (.90)*      1.43*     (.84)*        111
--------------------------------------------------------------------------------------------------------------

*  Annualized.
** The cost of securities acquired in the acquisition of European Value of
   $4,173,965 was excluded from the portfolio turnover rate calculation.
(a) Calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the Adviser, where applicable.
(d) After custodian fee credit and expense reimbursement, where applicable.
(e) For the period December 20, 1999 (commencement of operations) through July 31, 2000.
(f) For the six months ended January 31, 2004.




                                See accompanying notes to financial statements.

----
22

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                  Investment Operations        Less Distributions
                                              -----------------------------  ----------------------


RITTENHOUSE GROWTH



                                                                Net
                                                          Realized/
                                                    Net  Unrealized
                                    Beginning   Invest-     Invest-              Net                 Ending
                                          Net      ment        ment          Invest-                    Net
                                        Asset    Income        Gain             ment Capital          Asset     Total
Year Ended July 31,                     Value (Loss)(a)      (Loss)    Total  Income   Gains   Total  Value Return(b)
-----------------------------------------------------------------------------------------------------------------------
Class A (12/97)
 2004(e)                               $18.53     $(.04)     $ 1.83  $ 1.79      $--   $  --  $  --  $20.32      9.66%
 2003                                   17.48      (.07)       1.12    1.05       --      --     --   18.53      6.01
 2002                                   23.92      (.12)      (6.32)  (6.44)      --      --     --   17.48    (26.92)
 2001                                   29.09      (.13)      (5.04)  (5.17)      --      --     --   23.92    (17.77)
 2000                                   25.10      (.12)       4.12    4.00       --    (.01)  (.01)  29.09     15.93
 1999                                   22.75      (.04)       2.45    2.41       --    (.06)  (.06)  25.10     10.62
Class B (12/97)
 2004(e)                                17.78      (.11)       1.75    1.64       --      --     --   19.42      9.22
 2003                                   16.89      (.19)       1.08     .89       --      --     --   17.78      5.27
 2002                                   23.31      (.28)      (6.14)  (6.42)      --      --     --   16.89    (27.54)
 2001                                   28.55      (.33)      (4.91)  (5.24)      --      --     --   23.31    (18.35)
 2000                                   24.82      (.33)       4.07    3.74       --    (.01)  (.01)  28.55     15.01
 1999                                   22.66      (.23)       2.45    2.22       --    (.06)  (.06)  24.82      9.86
Class C (12/97)
 2004(e)                                17.79      (.11)       1.75    1.64       --      --     --   19.43      9.22
 2003                                   16.90      (.19)       1.08     .89       --      --     --   17.79      5.27
 2002                                   23.32      (.28)      (6.14)  (6.42)      --      --     --   16.90    (27.53)
 2001                                   28.56      (.33)      (4.91)  (5.24)      --      --     --   23.32    (18.35)
 2000                                   24.84      (.33)       4.06    3.73       --    (.01)  (.01)  28.56     15.01
 1999                                   22.67      (.23)       2.46    2.23       --    (.06)  (.06)  24.84      9.86
Class R (12/97)
 2004(e)                                18.79      (.01)       1.85    1.84       --      --     --   20.63      9.79
 2003                                   17.68      (.02)       1.13    1.11       --      --     --   18.79      6.28
 2002                                   24.15      (.07)      (6.40)  (6.47)      --      --     --   17.68    (26.79)
 2001                                   29.29      (.07)      (5.07)  (5.14)      --      --     --   24.15    (17.55)
 2000                                   25.22      (.05)       4.13    4.08       --    (.01)  (.01)  29.29     16.17
 1999                                   22.79       .02        2.47    2.49       --    (.06)  (.06)  25.22     10.95
-----------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                   Ratios/Supplemental Data
                                    ------------------------------------------------------------------------------------
                                                Before Credit/             After             After Credit/
                                                 Reimbursement       Reimbursement(c)      Reimbursement(d)
RITTENHOUSE GROWTH                           ------------------    ------------------    ------------------
                                                           Ratio                 Ratio                 Ratio
                                                          of Net                of Net                of Net
                                                         Invest-               Invest-               Invest-
                                                            ment                  ment                  ment
                                             Ratio of     Income   Ratio of     Income   Ratio of     Income
                                             Expenses     (Loss)   Expenses     (Loss)   Expenses     (Loss)
                                      Ending       to         to         to         to         to         to
                                         Net  Average    Average    Average    Average    Average    Average   Portfolio
                                      Assets      Net        Net        Net        Net        Net        Net    Turnover
Year Ended July 31,                    (000)   Assets     Assets     Assets     Assets     Assets     Assets        Rate
--------------------------------------------------------------------------------------------------------------------------
Class A (12/97)
 2004(e)                            $ 64,563     1.54%*    (.43)%*     1.49%*    (.38)%*     1.49%*    (.38)%*         8%
 2003                                 64,680     1.57      (.41)       1.57      (.41)       1.57      (.41)          27**
 2002                                 64,914     1.45      (.58)       1.45      (.58)       1.45      (.58)          27
 2001                                106,264     1.35      (.50)       1.35      (.50)       1.35      (.50)          35
 2000                                121,610     1.37      (.47)       1.35      (.45)       1.35      (.45)          28
 1999                                101,080     1.27      (.18)       1.27      (.18)       1.27      (.18)          22
Class B (12/97)
 2004(e)                             138,017     2.29*    (1.18)*      2.24*    (1.13)*      2.24*    (1.13)*          8
 2003                                137,213     2.32     (1.16)       2.32     (1.16)       2.32     (1.16)          27**
 2002                                145,947     2.20     (1.33)       2.20     (1.33)       2.20     (1.33)          27
 2001                                239,203     2.10     (1.26)       2.10     (1.26)       2.10     (1.25)          35
 2000                                287,993     2.13     (1.23)       2.10     (1.20)       2.10     (1.20)          28
 1999                                222,156     2.02      (.93)       2.01      (.93)       2.01      (.93)          22
Class C (12/97)
 2004(e)                             100,711     2.29*    (1.18)*      2.24*    (1.13)*      2.24*    (1.13)*          8
 2003                                103,318     2.32     (1.16)       2.32     (1.16)       2.32     (1.16)          27**
 2002                                104,626     2.20     (1.33)       2.20     (1.33)       2.20     (1.33)          27
 2001                                167,272     2.10     (1.25)       2.10     (1.25)       2.10     (1.25)          35
 2000                                190,520     2.13     (1.23)       2.10     (1.20)       2.10     (1.20)          28
 1999                                146,927     2.01      (.93)       2.01      (.93)       2.01      (.93)          22
Class R (12/97)
 2004(e)                              16,773     1.29*     (.17)*      1.24*     (.12)*      1.24*     (.12)*          8
 2003                                 13,785     1.31      (.14)       1.31      (.14)       1.31      (.14)          27**
 2002                                 29,977     1.20      (.34)       1.20      (.34)       1.20      (.34)          27
 2001                                 40,995     1.10      (.25)       1.10      (.25)       1.10      (.25)          35
 2000                                 49,256     1.12      (.21)       1.10      (.19)       1.10      (.19)          28
 1999                                 45,211     1.03       .08        1.03       .08        1.03       .08           22
--------------------------------------------------------------------------------------------------------------------------

*  Annualized.
** The cost of securities acquired in the acquisition of Innovation of
   $20,085,610 was excluded from the portfolio turnover rate calculation.
(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the Adviser, where applicable.
(d) After custodian fee credit and expense reimbursement, where applicable.
(e) For the six months ended January 31, 2004.



                                See accompanying notes to financial statements.

----
23

                                     Notes

----
24

--------------------------------------------------------------------------------
  Fund Information
================================================================================


Fund Manager                        Legal Counsel              Transfer Agent and
Nuveen Institutional Advisory Corp. Chapman and Cutler LLP     Shareholder Services
333 West Wacker Drive               Chicago, IL                Boston Financial
Chicago, IL 60606                                              Data Services, Inc.
                                    Independent Auditors       Nuveen Investor Services
Sub-Advisers                        PricewaterhouseCoopers LLP P.O. Box 8530
NWQ Investment Management           Chicago, IL                Boston, MA 02266-8530
Company, LLC                                                   (800) 257-8787
2049 Century Park East              Custodian
Los Angeles, CA 90067               State Street Bank & Trust
Rittenhouse Asset Management, Inc.  Boston, MA
Five Radnor Corporate Center
Radnor, PA 19087

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Market Capitalization: The market capitalization of a company is equal to the number of the company's common shares outstanding multiplied by the current price of the company's stock. The average market capitalization of a mutual fund's portfolio gives a measure of the size of the companies in which the fund invests.

Average Price/Earnings Ratio (P/E Ratio): The P/E ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months' earnings per share. The average of the price/earnings ratio of a Fund is a weighted average of all the current P/E ratios of the stocks in a mutual fund's portfolio.

Beta: Beta is a measure of a equity's or a fund's sensitivity to underlying market movements. The higher the beta, the more volatile the equity or fund can be expected to be in relation to the market. The beta of the comparative underlying market is 1.00 by definition, so that a beta of 1.20 means that the fund has performed 20% better than its benchmark in up markets and 20% worse in down markets, assuming all other factors remain constant.

Net Asset Value (NAV): A fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.




================================================================================

Proxy Voting Policies and Procedures: A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling Nuveen Investments at (800) 257-8787; and (ii) on the Commission's website at http://www.sec.gov.
================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
25

--------------------------------------------------------------------------------



                          Serving

            Investors

                                  for Generations
--------------------------------------------------------------------------------

                                  Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

                                  Building on this tradition, we today offer a range of high quality equity and fixed income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

                                  Managing $95 billion in assets, Nuveen
                                  Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

                                  To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.




Distributed by

Nuveen Investments, LLC 333 West Wacker Drive Chicago, Illinois 60606 www.nuveen.com

MSA-GRW-0104D

ITEM 2. CODE OF ETHICS.

Not applicable for this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable at this time.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES

Not applicable to this registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees implemented after the registrant last provided disclosure in response to the requirements of Item
(7)(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101) or this Item.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment hereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because posted on registrant's website at www.nuveen.com/mf.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: EX-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference. EX-99.906 CERT attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II
             --------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                          -------------------------------------------
                         Jessica R. Droeger
                         Vice President and Secretary

Date April 6, 2004
     ----------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                          -------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (Principal Executive Officer)

Date April 6, 2004
     ----------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                          -------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (Principal Financial Officer)

Date April 6, 2004
     ----------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.